Execution Copy

BNP PARIBAS

To:            RFMSI Series 2006-S8 Trust,
               acting through U.S. Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of RFMSI Series 2006-S8 Trust

               EP-MN-WS3D
               60 Livingston Avenue
               St. Paul, MN 55107

Attn:          Structured Finance/RFMSI Series 2006-S8 Trust
Telephone:     651-495-3880
Fax:           651-495-8090

Cc:            Heather Anderson
Fax:           952-838-4669

From:          BNP PARIBAS PARIS
               BFI - LSI - CMO - BACK OFFICE SWAPS
               ACI : CSB04A1
               75450 PARIS CEDEX 09
               FRANCE
               Fax : + 33 1 42 98 67 04

Date:          September 28, 2006

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between RFMSI Series 2006-S8 Trust acting through U.S. Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of RFMSI Series 2006-S8 Trust and BNP Paribas, a company incorporated under the laws of France (each a "PARTY" and together "THE PARTIES") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "CONFIRMATION" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "PARTY A" means BNP Paribas, and "PARTY B" means RFMSI Series 2006-S8 Trust acting through U.S. Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of RFMSI Series 2006-S8 Trust.

        The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS"), are incorporated into this Confirmation. Any reference to a "Swap Transaction" in the Definitions is deemed to be a reference to a "Transaction" for purposes of this Confirmation, and any reference to a "Transaction" in this Confirmation is deemed to be a reference to a "Swap Transaction" for purposes of the Definitions. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Series Supplement, dated as of September 1, 2006, to the Standard Terms of the Pooling and Servicing Agreement, dated as of September 1, 2006 (collectively, the Pooling and Servicing Agreement), among Residential Funding Mortgage Securities I, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee (the "TRUSTEE").

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "FORM MASTER AGREEMENT"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, in the case of Party B, it has entered into this Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

        (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


  Notional Amount:                  With respect to any Calculation  Period, the
                                    amount as set forth in  Exhibit  I, which is
                                    attached   hereto   and    incorporated   by
                                    reference into this Confirmation

  Trade Date:                       September 15, 2006

   Effective Date:                  September 28, 2006

Termination Date:                   September 25, 2016

FIXED AMOUNTS:

   Fixed Rate Payer:                BNP Paribas Securities Corp.

   Fixed Rate Payer
   Payment Dates:                   September 28, 2006

   Fixed Amount:                    USD 622,000


FLOATING AMOUNTS:                   To be  determined  in  accordance  with  the
                                    following formula:  Greater of (i) (Floating
                                    Rate Option  minus  Strike  Rate) * Notional
                                    Amount * Floating Rate Day Count Fraction, and (ii) zero.

   Floating Rate Payer:             Party A

   Strike Rate:                     5.40%

   Early Payment:                   Applicable,  2  Business  Days prior to each
                                    Floating Rate Payer Period End Date

   Floating Rate Payer
   Period End Dates:                The  25th  of  each  Month,   commencing  on
                                    October   25,   2006  and   ending   on  the
                                    Termination   Date  with  no  adjustment  to
                                    Period End Dates.

  Floating Rate Option:             USD-LIBOR-BBA,  provided,  however,  that if
                                    the  Floating  Rate   determined  from  such
                                    Floating  Rate  Option  for any  Calculation
                                    Period is greater than 8.90% per annum for such Calculation Period, then the Floating
                                    Rate for such Calculation Period shall be deemed to be equal to 8.90% per annum.

   Designated Maturity:             1 Month

   Spread:                          None

   Floating Rate Day
   Count Fraction:                  30/360

   Reset Dates:                     First day of each Calculation Period.

   Business Days:                   New York


3.      FORM MASTER AGREEMENT.

        (a) "SPECIFIED ENTITY" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (b) "SPECIFIED ENTITY" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (c) "SPECIFIED TRANSACTION" will not apply to Party A or to Party B for any purpose.

        (d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

        (e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

        (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (g) The phrase "TERMINATION CURRENCY" means United States Dollars.

        (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

        (i) The Events of Default specified under Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vi) of the Form Master Agreement will not apply to Party A or to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

        Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

4.      RECORDING OF CONVERSATIONS.

        Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

5.      CREDIT SUPPORT DOCUMENT.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

6.      CREDIT SUPPORT PROVIDER.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

7.      ACCOUNT DETAILS.

             Account for payments to Party A: N/A

             Account for payments to Party B:

             U.S.  Bank  National  Association
             ABA  Number:  091000022
             Account Number: 1731 0332 2058
             Reference: RFMSI Series 2006-S8
             OBI: Attention: John Thomas
             Ref. Acct. No.: 105086000

8.      OFFICES.

        The provisions of Section 10(a) will apply to this Confirmation.

        The Office of Party A for this Transaction is:    Paris, France

        The Office of Party B for this Transaction is:    St. Paul, MN

9.      ADDITIONAL PROVISIONS.

        Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and (ii) Y shall be entitled to designate an Early Termination Date pursuant (a) paragraph 10 below and/or (b) Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) of the Form Master Agreement with respect to Y as the Affected Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under
Section 2(a)(i) of the Form Master Agreement shall be evidenced by the payment of the Fixed Amount on the Fixed Rate Payer Payment Date by the Fixed Rate Payer.

10. ADDITIONAL TERMINATION EVENT.

         It shall be an Additional Termination Event if Party A neither provides Regulation AB Compliance Information (as defined in paragraph 18(b) hereof) pursuant to the Indemnification Agreement (as defined in paragraph 18(a) hereof) nor assigns this Agreement in accordance with paragraph 18(a) hereof. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this paragraph 10; provided, however, that, notwithstanding Section 6(b)(iv) of the Form Master Agreement, either Party A or Party B may designate an Early Termination Date following the occurrence of the Additional Termination Event described in this paragraph 10.

11. WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12. ELIGIBLE CONTRACT PARTICIPANT.

        Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13. NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.     REPRESENTATIONS.

        U.S. Bank National Association ("U.S. Bank") represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Form Master Agreement) do not violate any material obligation of such Party; (c) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "TRANSACTION DOCUMENTS") to which it is a party has been duly authorized, executed and delivered by it; (d) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which U.S. Bank is a party constitutes the legal, valid and binding obligations of U.S. Bank, enforceable against U.S. Bank in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (e) the Pooling and Servicing Agreement and the other Transaction Documents to which U.S. Bank is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which U.S. Bank is a party, except such as may have been delivered to Party A and to U.S. Bank; (f) it has no actual knowledge and has received no written notice of any event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which U.S. Bank is a party; and (g) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of U.S. Bank.

15. MULTIBRANCH PARTY.

        For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Paris Office or such other Office as may be agreed to by the parties in connection with a Transaction; and
(b) Party B is not a Multibranch Party.

16.     USA PATRIOT ACT NOTICE.

        Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT ACT"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act. Upon request by Party A, Party B shall promptly provide such information.

17.     OTHER PROVISIONS.

        (a) Calculation Agent. If applicable, the Calculation Agent is Party A.

        (b) Addresses for notices.

               With respect to Party A:

               Address:      BNP PARIBAS PARIS
                             BFI - LSI - CMO - BACK OFFICE SWAPS
                             ACI : CSB04A1
                             75450 PARIS CEDEX 09
                             FRANCE
                             Fax : + 33 1 42 98 67 04

               Interest Rate Derivatives back office contacts:

                             Confirmation discrepancy:    +331.55.77.91.96
                             Confirmation chasing:        +331.55.77.91.94
                             Fixing discrepancy:          +331.55.77.92.01
                             Payment confirmation:        +331.55.77.92.07
                             Payment investigation:       +331.40.14.35.19

               Customer Services Contacts for Swaps Middle Office:

                             Phone Number:                +1 212 841 3184
                             Fax Number:                  +1 212 471 8078

               With respect to Party B:

               Address:      RFMSI Series 2006-S8 Trust
                             c/o U.S. Bank National Association
                             60 Livingston Avenue
                             EP-MN-WS3D
                             St. Paul, MN 55107
                             Facsimile   No.:    651-495-8090
                             Telephone   No:     651-495-3880

               with a copy to:

               Address:      Residential Funding Corporation
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
                             Attention: Heather Anderson
                             Facsimile No.: 952-838-4669
                             Telephone No: 952-857-6030 (For all purposes)

        (c) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

        (d) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (e) This  Transaction  shall not be  amended  or  modified  pursuant  to
Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

        (f) Payer Representations. For the purpose of Section 3(e) of the Form Master Agreement, Party A and Party B make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Form Master Agreement) to be made by it to the other party under the Form Master Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

        (g) Payee Representations. For the purpose of Section 3(f) of the Form Master Agreement, Party A and Party B make the following representations:

        Party A represents that:

               (i) It is a tax resident of France.

               (ii) It is a "foreign "person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person.

               (iii) In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

               (iv) In respect of all other Transactions or portions thereof, no such payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

        Party B represents that:

               (i) U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement. U.S. Bank National Association represents that it is directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement (including the Form Master Agreement) and to perform its obligations hereunder (and thereunder).

               (ii) U.S. Bank National Association is a national banking association and not a foreign corporation for United States tax purposes.

        (h) For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement, each Party agrees to deliver the following documents as applicable:

(a) Tax forms, documents or certificates to be delivered are:-


----------------------------------- ------------------------------ ------------------------------
    PARTY REQUIRED TO DELIVER
             DOCUMENT                 FORM/DOCUMENT/CERTIFICATE     DATE BY WHICH TO DELIVERED
----------------------------------- ------------------------------ ------------------------------
Party A and Party B.                Any document required or       Promptly after the earlier
                                    reasonably requested to        of (i) reasonable demand by
                                    allow the other party to       Party A or (ii) upon
                                    make payments under this       learning that any such form
                                    Agreement without any          is required or that such
                                    deduction or withholding for   form previously provided to
                                    or on the account of any Tax   Party A has become obsolete
                                    or with such deduction or      or incorrect.
                                    withholding at a reduced
                                    rate.

----------------------------------- ------------------------------ ------------------------------

(b) Other documents to be delivered are:


---------------------- --------------------------------- --------------------- --------------------
  PARTY REQUIRED TO             FORM/DOCUMENT/           DATE BY WHICH TO BE   COVERED BY SECTION
  DELIVER DOCUMENT               CERTIFICATE                  DELIVERED        3(D) REPRESENTATION
---------------------- --------------------------------- --------------------- --------------------
Party A and Party B.   Incumbency certificate or other   Concurrently with            Yes.
                       documents evidencing the          the execution of
                       authority of the party entering   this agreement or
                       into this agreement or any        of any other
                       other document executed in        documents executed
                       connection with this agreement.   in connection with
                                                         this agreement.

---------------------- --------------------------------- --------------------- --------------------
Party B.               Each report required to be        Upon availability,           Yes.
                       delivered by Party B under the    and such delivery
                       terms of the Pooling and          shall be satisfied
                       Servicing Agreement.              by posting such
                                                         report on Party B's
                                                         website
                                                         http://www.usbank.com/mbs
---------------------- --------------------------------- --------------------- --------------------


                                       9


---------------------- --------------------------------- --------------------- --------------------
  PARTY REQUIRED TO             FORM/DOCUMENT/           DATE BY WHICH TO BE   COVERED BY SECTION
  DELIVER DOCUMENT               CERTIFICATE                  DELIVERED        3(D) REPRESENTATION
---------------------- --------------------------------- --------------------- --------------------
Party A                Legal opinion from counsel for    Concurrently with             No.
                       each party concerning due         the execution of
                       authorization, enforceability     this agreement.
                       and related matters, addressed
                       to the other party and
                       acceptable to the other party.

---------------------- -------------------------------- ---------------------- --------------------
Party A, RFC and       Indemnification agreement        Concurrently with              No.
RFMSI.                 executed by Party A, RFC and     printing of any
                       RFMSI with respect to            prospectus
                       information included in any      supplement related
                       prospectus supplement related    to the Class A-11
                       to the Class A-11 Certificates.  Certificates.
---------------------- -------------------------------- ---------------------- --------------------
Party A                Any document required to be      As provided for in            Yes.
                       delivered pursuant to            paragraph 18
                       paragraph 18 of this
                       Confirmation within the
                       Response Period set forth in
                       Indemnification Agreement
                       (defined in paragraph 18(a)
                       herein)
---------------------- -------------------------------- ---------------------- --------------------

        (i) "AFFILIATE" will have the meaning specified in Section 14 of the Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

        (j) Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and Servicing Agreement) issued by the Trust pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

        (k) Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee ("TRUSTEE") of Party B, in the exercise of the powers and authority conferred and vested in it and that Trustee shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve

Trustee from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (iv) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents.

        (l) The Form Master Agreement is hereby amended as follows:

        The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the Form Master Agreement.

        (m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

        (n) Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "NON-RECOURSE PARTIES") shall be personally liable for the payment by or on behalf of RFMSI Series 2006-S8 Trust hereunder, and Party A shall be limited to a proceeding against the collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against RFMSI Series 2006-S8 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such collateral and following the realization of the collateral, any claims of Party A shall be extinguished.

        (o) Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, such that Party B shall not be required to pay any additional amounts referred to therein.

18. COMPLIANCE WITH REGULATION AB.

        (a) Reference is hereby made to the Indemnification Agreement (the "Indemnification Agreement") dated as of September 26, 2006, among RFMSI, RFC and Party A. In accordance with the Indemnification Agreement, Party A may, in lieu of providing Regulation AB Compliance Information (as defined below) pursuant to the terms of the Indemnification Agreement, assign this Agreement at its own cost to another entity that has agreed to provide Regulation AB Compliance Information with respect to itself; provided, that the failure of Party A to so assign will not constitute an Event of Default under this Agreement. If Party A neither provides Regulation AB Compliance Information pursuant to the Indemnification Agreement nor assigns this Agreement pursuant to the preceding sentence, an Additional Termination Event will occur as provided in paragraph 10 herein.

        (b) "Regulation AB Compliance Information" has the meaning given thereto in the Indemnification Agreement.

                         [remainder of page intentionally left blank]

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to us. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.


Yours sincerely,

BNP PARIBAS



By:   /s/Victoria Baker                            By:   /s/Mara Conzo
Name: Victoria Baker                               Name: Mara Conzo
Title:                                             Title:




Confirmed as of the date above:

RFMSI Series 2006-S8 Trust

By: U.S. Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of RFMSI 2006-S8 Trust



By: /s/ Tamara Shultz-Fugh
Name: Tamara Shcultz-Fugh
Title: Vice President

                          EXHIBIT I TO THE CONFIRMATION

    DISTRIBUTION DATES           NOTIONAL BALANCE

Initial Balance.........          $53,340,000.00
October 25, 2006........          $52,874,011.80
November 25, 2006.......          $52,356,190.12
December 25, 2006.......          $51,787,328.86
January 25, 2007........          $51,168,359.02
February 25, 2007.......          $50,500,347.14
March 25, 2007..........          $49,784,493.13
April 25, 2007..........          $49,022,127.51
May 25, 2007............          $48,214,708.05
June 25, 2007...........          $47,363,815.78
July 25, 2007...........          $46,471,150.46
August 25, 2007.........          $45,538,525.45
September 25, 2007......          $44,567,862.04
October 25, 2007........          $43,561,183.25
November 25, 2007.......          $42,573,752.34
December 25, 2007.......          $41,605,208.48
January 25, 2008........          $40,655,197.58
February 25, 2008.......          $39,723,372.14
March 25, 2008..........          $38,809,391.18
April 25, 2008..........          $37,912,920.10
May 25, 2008............          $37,033,630.56
June 25, 2008...........          $36,171,200.33
July 25, 2008...........          $35,325,313.24
August 25, 2008.........          $34,495,659.01
September 25, 2008......          $33,681,933.20
October 25, 2008........          $32,883,837.02
November 25, 2008.......          $32,101,077.30
December 25, 2008.......          $31,333,366.36
January 25, 2009........          $30,580,421.88
February 25, 2009.......          $29,841,966.85
March 25, 2009..........          $29,117,729.43
April 25, 2009..........          $28,407,442.88
May 25, 2009............          $27,710,845.43
June 25, 2009...........          $27,027,680.25
July 25, 2009...........          $26,357,695.29
August 25, 2009.........          $25,700,643.24
September 25, 2009......          $25,056,281.41
October 25, 2009........          $24,424,371.65
November 25, 2009.......          $23,804,680.30
December 25, 2009.......          $23,196,978.05
January 25, 2010........          $22,601,039.91
February 25, 2010.......          $22,016,645.08
March 25, 2010..........          $21,443,576.93
April 25, 2010..........          $20,881,622.88
May 25, 2010............          $20,330,574.32
June 25, 2010...........          $19,790,226.57
July 25, 2010...........          $19,260,378.79
August 25, 2010.........          $18,740,833.89
September 25, 2010......          $18,231,398.51
October 25, 2010........          $17,731,882.88
November 25, 2010.......          $17,242,100.81


                                  Exhibits I-1

    DISTRIBUTION DATES           NOTIONAL BALANCE

December 25, 2010.......          $16,761,869.61
January 25, 2011........          $16,291,010.00
February 25, 2011.......          $15,829,346.10
March 25, 2011..........          $15,376,705.28
April 25, 2011..........          $14,932,918.21
May 25, 2011............          $14,497,818.70
June 25, 2011...........          $14,071,243.70
July 25, 2011...........          $13,653,033.20
August 25, 2011.........          $13,243,030.24
September 25, 2011......          $12,841,080.76
October 25, 2011........          $12,492,706.32
November 25, 2011.......          $12,151,755.24
December 25, 2011.......          $11,818,083.42
January 25, 2012........          $11,491,549.54
February 25, 2012.......          $11,172,014.93
March 25, 2012..........          $10,859,343.54
April 25, 2012..........          $10,553,401.90
May 25, 2012............          $10,254,059.09
June 25, 2012...........           $9,961,186.65
July 25, 2012...........           $9,674,658.56
August 25, 2012.........           $9,394,351.19
September 25, 2012......           $9,120,143.25
October 25, 2012........           $8,865,518.94
November 25, 2012.......           $8,616,538.07
December 25, 2012.......           $8,373,088.15
January 25, 2013........           $8,135,058.83
February 25, 2013.......           $7,902,341.90
March 25, 2013..........           $7,674,831.20
April 25, 2013..........           $7,452,422.62
May 25, 2013............           $7,235,014.03
June 25, 2013...........           $7,022,505.28
July 25, 2013...........           $6,814,798.13
August 25, 2013.........           $6,611,796.23
September 25, 2013......           $6,413,405.09
October 25, 2013........           $6,243,193.98
November 25, 2013.......           $6,076,873.85
December 25, 2013.......           $5,914,363.36
January 25, 2014........           $5,755,582.79
February 25, 2014.......           $5,600,454.02
March 25, 2014..........           $5,448,900.47
April 25, 2014..........           $5,300,847.08
May 25, 2014............           $5,156,220.29
June 25, 2014...........           $5,014,948.02
July 25, 2014...........           $4,876,959.58
August 25, 2014.........           $4,742,185.75
September 25, 2014......           $4,610,558.63
October 25, 2014........           $4,501,187.42
November 25, 2014.......           $4,394,246.56
December 25, 2014.......           $4,289,684.62
January 25, 2015........           $4,187,451.24
February 25, 2015.......           $4,087,497.06
March 25, 2015..........           $3,989,773.77
April 25, 2015..........           $3,894,234.00
May 25, 2015............           $3,800,831.39


                                  Exhibits I-2

    DISTRIBUTION DATES           NOTIONAL BALANCE

June 25, 2015...........           $3,709,520.50
July 25, 2015...........           $3,620,256.84
August 25, 2015.........           $3,532,996.81
September 25, 2015......           $3,447,697.74
October 25, 2015........           $3,379,045.90
November 25, 2015.......           $3,311,725.78
December 25, 2015.......           $3,245,711.98
January 25, 2016........           $3,180,979.56
February 25, 2016.......           $3,117,504.07
March 25, 2016..........           $3,055,261.52
April 25, 2016..........           $2,994,228.35
May 25, 2016............           $2,934,381.48
June 25, 2016...........           $2,875,698.24
July 25, 2016...........           $2,818,156.39
August 25, 2016.........           $2,761,734.13
September 25, 2016......           $2,706,369.39


                                  Exhibits I-3